                                                                    EXHIBIT 23.3

                        CONSENT OF PENNIE & EDMONDS LLP

  We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of CuraGen Corporation.

                                          /s/ Pennie & Edmonds LLP
                                          PENNIE & EDMONDS LLP

New York, New York

March 13, 1998